KEYBANK
                                                 REAL ESTATE GROUP
                                                 825 N.E. Multnomah, Suite 428
                                                 Portland, Oregon 97232

                                                 Tel: 503 790-7528
                                                 Toll Free: 1-800-827-7528
                                                 Fax: 503 790-7536

                                 April 29, 1996



Garden Homes Enterprises, Inc.
7410 S.W. Oleson Road
Portland, OR 97223
Attn: Colin Lamb

                        Re:   Project Name: Garden Home Marketplace
                                   ("Project")
                              Location: S.W. Garden Home Road,
                              Portland, Oregon
                              Loan Amount: $4,935,000

Dear Ladies and Gentlemen:

            KEY BANK OF OREGON, an Oregon banking corporation ("Lender"), is pleased to inform you that it has approved your application for a loan (the "Loan") on the Project, upon delivery and acceptance of the following documents and information, and subject to the following terms and conditions:

1.     TERMS OF COMMITMENT.

      1.1 BORROWER: GARDEN HOMES ENTERPRISES, INC., an Oregon corporation ("Borrower").

      1.2   Intentionally deleted.

      1.3 GUARANTORS: LAMB'S, INC., an Oregon corporation doing business as LAMB'S THRIFTWAY ("Lamb's"), GENEVIEVE LAMB, COLIN LAMB, GARY LAMB and the GENEVIEVE LAMB REVOCABLE TRUST, shall guarantee the Loan. UNITED GROCERS, INC., an Oregon corporation, also shall guarantee the Loan, but shall be released from all liability as a guarantor if, upon the fifth anniversary of the date of execution of the term loan agreement between Lamb's and Lender (to be executed on the same date as the Loan Documents (defined below)), Lamb's is not then in default and has not been in default under said agreement or any other documents related to such agreement within the two (2) fiscal years of Lamb's immediately preceding such anniversary date. The guarantors of the Loan are collectively referred to herein as "Guarantors." All references to the Borrower herein shall be deemed to refer to and include the Guarantors and the obligations of Borrower


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April 29, 1996
Page 2

hereunder also shall be deemed to be the obligations of the Guarantors.

      1.4 ARCHITECT AND GENERAL CONTRACTOR: The architect for the Project shall be ARCHITECTS ASSOCIATIVE, INC., a Washington corporation, and the general contractor shall be JAMES E. JOHN CONSTRUCTION CO., INC., a Washington corporation ("General Contractor").

      1.5 LOAN PURPOSE: To provide construction financing for the construction of a mini-mall and two additional commercial buildings to be constructed on a 70,000 square foot parcel of real property located at the corner of S.W. Garden Home Road and Oleson Road in the City of Portland, Washington County, Oregon, and described more fully on Exhibit "A" attached hereto.

      1.6 FEES AND COMMISSIONS:

            1.6.1 As partial consideration for the issuance by Lender of this Commitment, and as compensation for the substantial work already performed by Lender, Borrower has paid to Lender a nonrefundable commitment fee in the sum of $25,000. If Borrower elects not to close the Loan, or if this Commitment is terminated by Lender pursuant to any provision hereof, then all obligations of Lender shall terminate and the amount paid to Lender pursuant to this Section
1.6.1 shall be retained by Lender.

            1.6.2 Upon the closing of the Loan and as a condition precedent to funding of the Loan, Borrower shall pay to Lender a loan fee in the sum of $73,700, in addition to the fee due under Section 1.6.1.

      1.7 SECONDARY FINANCING: No secondary financing shall be permitted.

      1.8 COMPLETION: Construction of the Project shall be commenced no later than thirty (30) days following the Loan closing (the "Closing Date") and shall be completed within seven (7) months after the Closing Date in accordance with the Plans and Specifications approved by Lender.

2.    LOAN TERMS.

      2.1 LOAN AMOUNT: $4,935,000.

      2.2 TERM OF LOAN: The Loan shall consist of two (2) periods described as follows:

            Construction Period of Loan: The construction period of the Loan (the "Construction Period") shall commence upon the


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April 29, 1996
Page 3

Closing Date and expire twelve (12) months after the Closing Date, subject to the extension privilege set forth in this Section. Provided that all obligations under the Loan are then current and no default exists under any of the Loan Documents, Borrower may extend the Construction Period for one (1) additional period of six (6) months by: (i) giving written notice to Lender of the election to extend at least thirty (30) days prior to the commencement of the extension period; and (ii) paying an extension fee in the amount of $12,337.50. If such extension is exercised, then the Construction Period shall expire eighteen (18) months after the Closing Date.

            Term Period of Loan: Provided that (i) no default exists under the Loan Documents (defined in Section 3), and (ii) the construction of the Project is completed to the satisfaction of Lender and in accordance with all of the terms and provisions of the Loan Documents, the term of the Loan shall be extended through a term period (the "Term Period") commencing upon expiration of the Construction Period and finally maturing ten (10) years after expiration of the Construction Period. If the foregoing conditions to commencement of the Term Period are not satisfied, then the Loan shall mature and be finally due and payable on the expiration of the Construction Period.

      2.3 INTEREST RATE: During the Construction Period, the interest rate on the Loan shall be computed on the unpaid balance at a fully floating rate per annum which will be equal to the Basic Commercial Lending Rate of Key Bank of Oregon, as publicly announced and in effect from time to time, plus one and one-half percent (1.5%). On the first day of the Term Period (the "Adjustment Date"), the interest rate on the Loan shall be fixed at a per annum rate (rounded upward to the nearest one-eighth of one percent) equal to two and one-half percent (2.5%) plus the LIBO Rate. As used herein, the phrase "LIBO Rate" means the percentage rate of interest at which _______________ (___) day ("Interest Period") deposits in United States dollars in an amount equal to the principal balance of the Note (defined below), or the next higher amount for which a quote is available, are offered to major banks in the London Interbank Market as of approximately 11:00 a.m. London time two Business Days before the Adjustment Date. The LIBO Rate shall be the "offered to" rate reported by a reliable source for London Interbank Offered Rate ("LIBOR") quotes selected by Lender in its sole discretion. If two or more applicable "offered to" rates are reported by that source, the LIBO Rate shall be the arithmetic mean of such rates. If LIBOR quotes are not available in the London Interbank Market, Lender may substitute a comparable interest rate index selected by Lender in the exercise of its sole and absolute discretion, and in such case reference herein to the LIBO Rate shall be to such comparable interest rate index. "Business Day" means any day on which dealings in deposits in United States dollars are


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April 29, 1996
Page 4

conducted in the London Interbank Market other than Saturday, Sunday or a day on which national banks in Portland, Oregon are authorized or required by law to be closed.

            Interest shall be computed on the basis of a 360-day year. Each delinquent payment will be subject to a late charge in the amount of five percent (5%) of the delinquent installment. In addition to such late payment charge, if the Note is in default, at the option of Lender and without prior written notice, Lender shall have the right to increase the interest rate on the Loan to a fully floating default interest rate (the "Default Rate") equal to four (4) percentage points above the then applicable rate.

      2.4 PAYMENT OF PRINCIPAL AND INTEREST: During the Construction Period, interest accruing on the outstanding principal balance of the Loan shall be due and payable on the first day of each calendar month following the date of the first disbursement of Loan proceeds. During the Term Period, the Loan shall be paid in equal monthly installments of principal and interest based upon a twenty-five (25) year amortization period at the interest rate established on the Adjustment Date, such installments to be due and payable on the first day of each calendar month during the Term Period until ten (10) years after the expiration of the Construction Period, when the Loan shall mature and be finally due and payable.

      2.5 Intentionally deleted.

      2.6 RESTRICTIONS ON PREPAYMENT: Borrower may prepay the Note in whole or in part without notice or penalty. Any partial prepayments shall be applied first to accrued interest and then to the unpaid principal balance of the Note. Partial prepayments shall not operate to reduce the monthly installments due during the Term Period.

      2.7 TAX AND INSURANCE IMPOUNDS: The Deed of Trust (defined in Section 3) shall contain a covenant that in the event of default by Borrower under the Loan Documents, then Lender, at the Lender's option, may require Borrower to deposit with Lender an initial sum, and on the date of each month thereafter upon which the monthly installment payments fall due, an additional sum which, in Lender's estimate, shall produce an amount sufficient to pay annual taxes, assessments and insurance premiums as the same become due. During the Construction Period, the deposit amounts shall be represented by a line item in the construction budget for the Project and Lender may disburse such sums to pay taxes and insurance premiums on the appropriate due dates. Upon any default under the provisions of the Deed of Trust or the Note, Lender may, at its option, apply any money in the fund resulting from said deposits to the payment of the indebtedness

April 29, 1996
Page 5

secured by the Deed of Trust in such manner as Lender may elect.

      2.8 APPLICATION OF RENTS: During the Construction Period, all rents and profits derived from the Project, including the improvements to be constructed thereon and any leases covering the same, shall be applied to interest, principal and other charges due on the Loan, in the order and manner specified in the Note. During the Term Period, the application of such rents and profits shall be governed by the provisions of the Deed of Trust.

3. SECURITY AND LOAN DOCUMENTS.

      3.1 SECURITY: Repayment of the Loan shall be secured by liens and security interests encumbering the real property described on Exhibit "A" attached hereto and the improvements (whether now existing or hereafter constructed) which constitute the Project (the "Property"), together with the personal property and the interests of Borrower in the related collateral described in the Loan Documents referenced in Section 3.2. The liens and security interests of Lender covering the Property and all other collateral for the Loan shall be first priority liens and security interests.

      3.2 LOAN DOCUMENTS: At the closing of the Loan, and as a condition to closing and any disbursements, Borrower shall deliver to Lender fully executed originals of the following documents (the "Loan Documents"), each to be prepared by Lender and to be in form and substance satisfactory to Lender:

            3.2.1 A Promissory Note in the face amount of the Loan (the "Note");

            3.2.2 A Deed of Trust and Security Agreement with Assignment of Rents covering the Property, Borrower's leasehold interest under the Ground Lease (defined below) and all other collateral (the "Deed of Trust"), together with such UCC financing statements as Lender may require;

            3.2.3 A Guaranty executed by each of the Guarantors;

            3.2.4 An Environmental Agreement executed by Borrower, any Co-Makers and Guarantors;

            3.2.5 A Construction Loan Agreement and a separate Assignment of Plans and Specifications (together with a written consent to assignment executed by the Architect), Assignment of the General Construction Contract (together with a written consent to assignment executed by the General Contractor), and an Assignment of all permits, licenses and approvals pertaining to the Project and/or the Property; and


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April 29, 1996
Page 6


            3.2.6 Such additional approvals, consents, certificates, resolutions, organizational documents, estoppel statements and other documents, agreements and instruments as Lender may require, including without limitation, an agreement executed between Lender, Borrower and Maxine Hayzlett ("Hayzlett"), the current lessor under the lease executed between Hayzlett and Roland L. Hayzlett (now deceased), as lessor, and Borrower, as lessee, dated January 1, 1980, and covering Lot 7, Schomacker's Subdivision, Washington County, Oregon (the "Ground Lease"), whereby Hayzlett, among other such assurances as Lender may reasonably require: (i) consents to the liens and security interests created by the Deed of Trust; (ii) agrees to provide notice to Lender of any Borrower default under the terms of the Ground Lease; (iii) agrees to accept any cure of Borrower's default under the Ground Lease which is tendered by Lender for the account of Borrower within the applicable grace period set forth therein; and
(iv) agrees to permit Lender to assume Borrower's obligations under the Ground Lease in the event of Borrower's default thereunder.

4. CONDITIONS TO LENDER'S OBLIGATIONS.

            Lender shall have no obligation to close the Loan nor to disburse any portion thereof unless and until each of the conditions contained herein, including those set forth in this Section 4, have been fulfilled to Lender's complete satisfaction. All conditions must be satisfied, and the Loan closed, no later than two (2) months after the date of execution of this Commitment. It is specifically agreed that all conditions with respect to Lender's obligations, including (without limitation) those set forth in this Section 4, are material.

      4.1 Intentionally deleted.

      4.2 APPRAISAL: Prior to closing, Borrower shall deliver to Lender an appraisal of the Property prepared by an appraiser acceptable to Lender and Borrower shall cause NATIONAL MORTGAGE COMPANY ("National Mortgage") to assign to Lender all of its rights and interests in said appraisal. Such appraisal shall comply with all applicable regulations and shall be in form and substance satisfactory to Lender.

      4.3 BONDS: Borrower shall obtain and deliver to Lender, prior to closing, such performance, payment and completion bonds as Lender may require.

      4.4 FINANCIAL STATEMENTS: Borrower, Co-Makers and Guarantors, if any, shall furnish to Lender, prior to closing, certified financial statements current within one hundred eighty (180) days of the date hereof. Such statements shall include balance sheets, statements of operations and changes in financial


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April 29, 1996
Page 7

position of such parties and each general partner or member of Borrower (if Borrower is a partnership, joint venture or limited liability company), together with a pro forma cash flow projection for the Project in form acceptable to Lender. All of such statements shall reflect financial conditions and prospects satisfactory to Lender. Borrower warrants that all financial statements previously delivered to Lender in connection with the Loan are true, correct and complete, and that no material adverse change has occurred since the respective dates of such statements which would make the same materially misleading or not true, correct and complete.

      4.5 INSURANCE: Prior to closing, Borrower shall obtain and furnish to Lender (i) copies of the following insurance policies, (ii) original certificates evidencing such insurance coverage, and (iii) originals of the other materials referenced herein. Such insurance policies and certificates shall be issued by an insurance company or companies acceptable to Lender and shall provide for thirty (30) days' prior written notice to Lender of cancellation or any material change in coverage. All such insurance policies, certificates and materials shall be in form and substance acceptable to Lender.

                  (a) A  comprehensive  general  liability  policy of  insurance including "Products and Completed Operations" coverage and a provision insuring performance of Borrower's contractual indemnity obligations under the Loan Documents, providing coverage of at least $3,000,000 per occurrence. Said insurance shall name Lender as an additional insured.

                  (b) An "all risk"  builder's risk,  physical hazard  insurance policy in an amount equal to 100% of the full replacement value of all buildings, improvements and contents comprising the Project, without coinsurance or depreciation, and in any event not less than the full face amount of the Loan. Said insurance policy shall name Lender as loss payee under a Lender's Loss Payable Endorsement in form reasonably acceptable to Lender and shall contain a standard mortgage endorsement waiving any breach of warranty by Borrower. Upon completion of construction, a casualty policy as described in item (c) below shall be substituted for the builder's risk policy.

                  (c) An "all-risk" casualty insurance policy in an amount equal to 100% of the full replacement value of the Property and all other tangible collateral, without coinsurance or depreciation, and in any event not less than the full face amount of the Loan, with a law and ordinance endorsement. Said insurance policy shall


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April 29, 1996
Page 8

            name Lender as loss payee under a Lender's Loss Payable Endorsement in form reasonably acceptable to Lender and shall contain a standard mortgage endorsement waiving any breach of warranty by Borrower.

                  (d) A policy of business  interruption  insurance with respect to the Property and the Project covering a period of one (1) year.

                  (e) Borrower shall provide Lender with either (i) a certificate from the appropriate governmental agency indicating that the Property is not located in a flood-prone area, as defined by the U.S. Department of Housing and Urban Development in the Flood
            Disaster Protection Act of 1973, as amended, or (ii) a policy of flood insurance naming Lender as loss payee under a Lender's Loss Payable Endorsement in form reasonably acceptable to Lender.

                  (f) Borrower  shall  provide  Lender with written  evidence of compliance with all worker's compensation laws.

      4.6 TITLE INSURANCE: At closing, Borrower shall furnish to Lender the commitment of a title company to issue an ALTA (1970 Form) extended coverage mortgagee's policy of title insurance insuring the lien of the Deed of Trust as a first and valid lien encumbering the Property, subject only to those exceptions to title to which Lender does not object. Such policy also shall contain such endorsements and provisions for further endorsements as Lender may require. Lender's decisions regarding the state of title, marketability of title, effect of encumbrances and covenants, conditions and restrictions affecting the Property and the form and sufficiency of all documents incident thereto, and the form of the mortgagee's policy shall be final and conclusive. The title insurance policy shall provide coverage in the full amount of the Loan. Lender shall have the right to approve the title insurance company issuing the policy and to require such reinsurance or coinsurance as Lender may deem appropriate.

      4.7 CONTRACTS: Copies of all general contracts and significant subcontracts for the construction of the improvements comprising the Project, or for services rendered in connection therewith for which liens may be asserted against the Property or the Project, shall be furnished to Lender for its approval as soon as practicable. All such contracts, by their terms, shall be effective only upon Lender's giving such approval. In no event shall any such contracts be entered into by Borrower, nor shall any construction, grading or other work be commenced on the Property prior to closing, without the prior written consent of Lender, unless Borrower shall have obtained and delivered to


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April 29, 1996
Page 9

Lender and Lender shall have approved performance and payment bonds covering such contractors in amounts and issued by companies acceptable to Lender. The General Construction Contract between Borrower and the General Contractor (as submitted to Lender prior to execution of this Commitment) shall either be amended to add a ten percent (10%) retainage provision acceptable to Lender, or Borrower shall be required to obtain a completion bond for the Project in form and substance satisfactory to Lender.

      4.8 BUILDING PERMIT: Borrower shall deliver to Lender prior to closing such building and other permits issued or approved by the municipality or other governmental authority having jurisdiction over the Property as will permit the construction of all improvements comprising the Project in accordance with the Plans and Specifications approved by Lender. Additionally, before occupancy of the commercial buildings comprising the Project, Borrower must submit an application to the municipality or other governmental authority having jurisdiction over the Property for a building permit for the eight multiple-family units to be constructed on the Property following completion of the Project.

      4.9 CERTIFICATES OF ARCHITECT: Prior to closing, Borrower shall furnish to Lender a certificate from the Architect or such other person as may be acceptable to Lender confirming that all improvements to be included in the Project will, if constructed and completed in accordance with final Plans and Specifications approved by Lender, comply with all applicable building codes and zoning and land use laws and ordinances and all other applicable Federal and state laws, rules, regulations, codes and orders, including (without limitation) the provisions of the Americans with Disabilities Act, as amended. Upon completion of such improvements, the Lender shall be furnished a certificate by the Architect confirming that the improvements have been completed in accordance with the final Plans and Specifications approved by the Lender and that the completed improvements comply with all applicable building codes and zoning and land use laws and ordinances and all other applicable Federal and state laws, rules, regulations, codes and orders, including (without limitation) the provisions of the Americans with Disabilities Act, as amended.

      4.10 ZONING: Prior to closing, Lender shall be furnished with written verification from the applicable governmental authority to the effect that the Property is zoned or otherwise properly designated for the land uses being made thereof and as contemplated by the Project and that all required subdivision, building and other permits and approvals have been issued, the issuance thereof not being subject to any unexpired appeals or appeal rights.


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April 29, 1996
Page 10


      4.11 SOILS REPORT: Prior to closing, Borrower shall furnish to Lender a soils report prepared by a soils engineer approved by Lender dated within six
(6) months of closing, which report must be in all respects acceptable to Lender. Upon completion of foundations, the soils engineer shall certify to Lender the proper implementation of any recommendations set forth in the soils report.

      4.12 PLANS AND SPECIFICATIONS: Prior to closing, final Plans and Specifications containing the signatures of Borrower, the Architect and the General Contractor shall be submitted to Lender for its approval, and no construction shall be commenced until such Plans and Specifications are so approved by Lender.

      4.13 COST BREAKDOWN: Prior to closing, Borrower shall submit to Lender a certified final cost breakdown, acceptable to Lender, setting forth in detail an itemized cost estimate of all direct and indirect costs of construction of the Project. Such breakdown, when approved by Lender, shall be the budget for the Project and disbursements shall be made thereon pursuant to the Construction Loan Agreement.

      4.14 UTILITIES: Prior to closing, Borrower shall furnish to Lender letters from local utility companies or agencies evidencing the availability of all utilities and utility services in such capacities as are necessary to service the Project and all improvements included and/or to be included in the Project, and to meet the volume and capacity requirements in view of the Project's uses.

      4.15 SURVEY: Prior to the closing, Borrower shall furnish to Lender, and to the title insurance company that will issue the title insurance policy required hereby, two copies of an acceptable current survey of the Property, prepared and certified by a registered land surveyor acceptable to Lender. Within thirty (30) days following the completion of the foundations and footings for each improvement comprising the Project, Borrower shall furnish an updated and revised survey showing the location of such foundations and footings, and all overhangs, with appropriate certifications of the surveyor to the effect that the improvements do not encroach on any property line or easement nor violate any building setback requirements.

      4.16 LEASES: Borrower shall furnish to Lender for Lender's approval prior to closing (a) all existing leases related to the Property (including, without limitation, the Ground Lease), (b) the proposed form of the standard lease to be used in connection with the leasing of any of the Property, and (c) if the Project is intended to be used for any purpose other than residential uses, an executed estoppel statement from each lessee in such form as Lender shall require. Borrower shall enter into and


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April 29, 1996
Page 11

negotiate the terms of each future lease in good faith, at arm's-length and with a view toward maximizing Borrower's economic return. Borrower shall obtain the prior written consent of Lender to any desired substantial variation in Borrower's standard lease form as to any particular lease of the Property, which consent shall not be unreasonably withheld by Lender. All leases of the Property other than residential tenancies shall be subordinated to the lien of the Deed of Trust, subject to a non-disturbance and attornment agreement in form acceptable to Lender. None of said leases may be cancelled nor the rental reduced without the consent of Lender; however, in the case of residential tenancies or leases, Borrower shall be free to terminate leases or tenancies from time to time in accordance with the terms of the applicable leases and prudent business practices. At closing, and at any other times as Lender may reasonably require, Borrower shall furnish Lender with copies and assignments of all executed leases and all subsequent leases.

      4.17 PRE-LEASING: Prior to closing, Borrower shall have entered into binding leases covering seventy-five percent (75%) of the space in the proposed improvements, which leases (and all terms thereof) shall be subject to Lender approval, and the projected Net Operating Income from the Project shall be expected to produce a minimum Debt Service Coverage Ratio of 1.2:1. As used herein, the following terms shall have the designated meanings:

            Net Operating Income shall mean all projected revenues, receipts and income of Borrower to be realized from the ownership, operation and use of the Project (based on executed leases) less all projected operating expenses directly related to the Project, including (without limitation) management fees and reserves for maintenance and repairs, but excluding (i) depreciation, (ii) payments made on the Note, and (iii) any distributions or dividends paid to partners, shareholders or other owners of Borrower pursuant to the organic documents of Borrower.

            Debt Service Coverage Ratio shall mean the ratio that projected Net Operating Income for each calendar year of the term of the Loan bears to principal and interest payments to be due on the Note during the applicable calendar year.

      4.18 BORROWER'S EQUITY: On or before the Closing Date, Borrower shall contribute to and deposit with Lender, from its funds and not from funds borrowed from any source, all funds required, in the judgment of Lender, to cover the difference between the total estimated costs to accomplish the purpose of

April 29, 1996
Page 12

the Loan and the Loan amount. Except for Borrower's funds to be held in reserve, Lender shall disburse Borrower's funds prior to the disbursement of any Loan proceeds. Based on the Construction Loan Budget, attached as Exhibit "B", that equity amount is estimated to be $567,901.

      4.19 COMPLIANCE WITH LAW AND ATTORNEY'S OPINION: Closing the Loan will be subject to Lender's receipt of an opinion or opinions from Borrower's legal counsel in form and substance acceptable to Lender to the effect that: (a) the Loan Documents are valid and binding obligations of Borrower and Guarantors, respectively, enforceable in accordance with their terms, and that each of the Loan Documents has been duly authorized, executed and delivered by Borrower and Guarantors, respectively; (b) the Loan, the Loan Documents and all transactions embraced thereby are not usurious; (c) Borrower and Guarantors, if not individuals, are validly existing partnerships, corporations, or other entities, as the case may be, duly organized under the laws of their respective jurisdictions of organization and, if appropriate, are duly qualified to transact business in the jurisdiction in which the Property is located; (d) the acquisition of the Loan, the construction and operation of the Project, and the performance of all obligations of Borrower under the Loan Documents has been duly authorized by all requisite action of the Borrower; (e) Borrower is not engaged in or subject to any litigation nor is the Property subject to any litigation which, if adversely determined, would materially affect the ability of Borrower to perform its obligations under the Loan; and (f) the execution of the Loan Documents by Borrower and Guarantors will not violate the terms of any agreement to which Borrower or Guarantors are a party. Lender also may require that such opinion letter or letters contain opinions, in form and substance satisfactory to Lender, regarding such other matters as Lender reasonably may designate.

      4.20 DOCUMENTS AND SATISFACTION OF REQUIREMENTS: The form and substance of all documents and insurance policies, and the satisfaction and timing of any and all requirements herein, shall be in all respects satisfactory to Lender, in its sole discretion.

      4.21 ENVIRONMENTAL INSPECTION AND REPORT: Prior to closing, and as a condition to closing, Borrower shall, at its sole cost and expense, retain the services of an environmental engineering consultant ("Consultant") approved by Lender, to perform an environmental audit of the Project and prepare a final report which documents the results of the environmental audit. Borrower shall expressly provide in its agreement with the Consultant that: (a) the services performed, and the report prepared, by Consultant are for the benefit of the Borrower and Lender; and (b) Consultant shall address the final report to both

April 29, 1996
Page 13

Borrower and Lender. The environmental audit performed by Consultant shall include, without limitation: (i) an investigation of the past and present ownership of, and operations conducted at, the Project; (ii) an investigation of all appropriate government agency records relating, directly or indirectly, to the past and present use, generation, handling, storage or disposal of Hazardous Materials (defined in Section 5) at the Project, and relating to past and present compliance with Environmental Laws (defined in Section 5); and (iii) a physical inspection of the Project and surrounding properties to evaluate whether Hazardous Materials are present or likely to be present at the Project. Unless waived in writing by Lender, the Consultant's final report shall show that the Project is in full compliance with Environmental Laws, that there is no underground storage tanks located on or under the Project, and that there is and has been no release or threatened release of Hazardous Materials on, under or from the Project. Lender, through its officers, agents or employees, shall have the right to retain the services of an independent environmental engineering consultant, at Borrower's sole cost and expense, to review the services performed and the report prepared by Consultant, and to provide an independent opinion as to the conclusions and recommendations provided by Consultant. It is expressly understood that Lender is under no duty to supervise, inspect or confirm the investigations, inspections or work performed by Consultant or the independent environmental engineering consultant retained by Lender, and that any such investigations, inspections or work are for the sole purpose of preserving Lender's rights hereunder. Lender's acceptance of Consultant's report, or the opinion of the independent environmental engineering consultant, shall not constitute a representation that Consultant performed its services in accordance with generally accepted environmental engineering and consulting standards, shall not constitute a representation that the information, conclusions or recommendations contained in Consultant's report are complete, fully investigated or accurate, and shall not be relied upon by Borrower or any third party.

      4.22 DISBURSEMENT CONDITIONS: Disbursement of Construction Loan proceeds will be made in thirty (30) consecutive calendar day increments to reimburse the Borrower for costs paid in connection with the construction of the proposed improvements, including the costs of the unimproved land, engineering, loan costs and off-site improvements where required, but not to exceed the amount of the Construction Loan committed hereunder. Such disbursements are subject to any holdback provisions below. In the event that the actual costs are less than those covered by the Construction Budget, the Lender shall only be obligated to advance the actual costs expended.

      A.    Value.  Disbursements will be made provided that the

April 29, 1996
Page 14

            value in place on the site shall not be less than the total of all costs paid in connection with the development of the proposed improvements, and provided further that the Borrower complies with the following disbursement procedure.

      B. Disbursement Procedures. The Borrower shall deliver the following to the Lender with each request for an advance and on completion of the construction:

            (i) A disbursement certificate provided by Lender, certified by Borrower and detailing the costs of the improvements, the payee for each amount paid, and the Borrower's check number.

            (ii) Upon Lender's request, invoices covering each cost for which reimbursement is requested.

            (iii) A certificate by an inspector, acceptable to Lender, certifying the percent of work completed in each budget category for which reimbursement is requested. The certificate must indicate the date the work completion inspection was made, which date must be within ten (10) consecutive calendar days of the date of the disbursement certificate. The certificate must further certify that the quality of the work completed meets the Plans and Specifications and all requirements of the city or county under whose jurisdiction the Project falls.

      C. Payment of Request. Provided Borrower has met all conditions required by Lender, loan proceeds covered by the disbursement certificate shall be deposited in Borrower's account at Key Bank of Oregon.

      D. Draw Holdback. At Lender's option, ten percent (10%) of each of the improvement hard costs as itemized in the Budget shall be held back by Lender to be applied towards the completion holdback. This shall be done on each draw request.

      E. Completion Holdback. At Lender's option, an amount equal to no less than ten percent (10%) of the improvement costs shall be held by the Lender from the final disbursements until such time as (1) the Project is complete and fully accepted by all governmental bodies where approval is required, the requisitions

April 29, 1996
Page 15

            presented represent all monies due on the Project, and receipt by Lender of a completion certificate signed by Borrower and the Architect indicating the above; (2) receipt of a certificate from one of Lender's appraisers certifying that the improvements have been completed substantially in accordance with the approved Plans and Specifications; (3) Lender has been provided with an early issue ALTA lien free endorsement to its mortgagee's policy or the lien period as to all work performed and material supplied has expired; and (4) no lien is then of record against the Property (except as insured against).

5.    GENERAL PROVISIONS.

      5.1 LOAN CLOSING: The closing of the Loan, all Loan Documents, title certificates or policies of title insurance, and other legal matters must be approved by Lender's legal counsel.

      5.2 TENANT IMPROVEMENTS: Lender, at its option and in its sole discretion, shall have the right to withhold from the Loan proceeds from time to time such amounts as Lender deems necessary to fund the cost of construction and installation of the tenant improvements for each tenant space. Thereafter, when all such improvements for a given space are completed to the satisfaction of Lender and in accordance with executed leases, Lender shall advance to Borrower the sums previously withheld in connection with said space. The purpose of this withholding provision is to insure the availability of adequate funds to cover the costs of tenant improvements necessary to the leasing of the Property.

      5.3 ASSIGNMENT OF PROCEEDS; BANKRUPTCY: Neither this Commitment, the Loan, nor the Loan proceeds shall be assignable without Lender's prior written consent, which may be withheld in Lender's sole discretion, and without such consent there shall be no right to designate a payee of the Loan proceeds. In the event of bankruptcy or insolvency of Borrower, a Co-Maker, or any Guarantor (or of any one of the persons or entities comprising the Borrower, a Co-Maker or a Guarantor), whether voluntary or involuntary, or the commencement of proceedings under the Federal Bankruptcy Code or any similar state or Federal statute by or against the Borrower, any Co-Maker or Guarantor (or any one of the persons or entities comprising the Borrower, or any Co-Maker or Guarantor), this Commitment shall immediately terminate and, at Lender's option, all amounts due hereunder or under the Loan Documents shall become immediately due and payable.

      5.4 EXPENSES AND FEES; GENERAL COST AND ATTORNEY FEE PROVISION:

            5.4.1  Expenses and Fees:  Borrower's acceptance hereof

April 29, 1996
Page 16

shall constitute its agreement, regardless of whether the Loan closes and funds, to pay all expenses in connection with the Loan, including (without limitation) title insurance costs, escrow fees, tax service fee, taxes, recording and filing fees and charges, legal fees for preparation, negotiation and examination of documents (including, without limitation, the Loan Documents and any documents executed in connection with participation interests in the Loan), fees and charges for surveys, credit reports, and all other fees and costs incidental to the closing and making of the Loan. These expenses are in addition to any fees or commissions payable by Borrower under the heading "FEES AND COMMISSIONS". Lender shall not be required to pay any premium, brokerage fee, loan broker fee, commission, or similar compensation in connection with this transaction and Borrower agrees to defend, indemnify, and hold Lender harmless from and against all claims asserted by any person on account of any such fee, commission or compensation, including attorney fees paid or incurred by Lender with respect to any such claim.

            5.4.2 Attorney Fees: In the event of litigation to enforce or interpret any provision hereof, the prevailing party shall be entitled to receive, in addition to all other sums and relief, its reasonable costs and attorney fees incurred both at and in preparation for trial and any appeal or review, such amounts to be set by the courts before which the matter is heard. Without limitation on and in addition to the foregoing, Borrower shall reimburse Lender for all such costs and fees which Lender may incur in connection with any bankruptcy or similar proceeding wherein Borrower, any Co-Maker or Guarantor is a "debtor," including (without limitation) issues peculiar to Federal bankruptcy law.

      5.5 ALIENATION OF PROPERTY: The Property shall not be further encumbered (whether such encumbrance is prior or inferior to the lien of the Deed of Trust), sold, transferred, or otherwise alienated nor shall the purpose of the Loan be materially changed (e.g., a change of the Project from apartments to condominium status), in whole or in part, without the prior written consent of Lender, which consent may be withheld in Lender's sole discretion. In the event of a violation of the foregoing covenants, Lender may, at its option and without notice, terminate this Commitment.

      5.6 QUALITY: The Borrower will ensure the construction and maintenance of all improvements comprising or to comprise the Project in a first-class condition and quality, and free from encroachment upon building lines, easements and property lines and in compliance with all applicable set-back requirements.

      5.7 LIENS: The Deed of Trust and other security interests specified herein shall constitute second priority liens and

April 29, 1996
Page 17

security interests against the Property and all other collateral. The Borrower will not permit any lien other than those contemplated in favor of Lender and approved by Lender to exist on the Property or any other collateral, except the first lien Trust Deed executed and delivered by Borrower to PIONEER NATIONAL TITLE INSURANCE COMPANY, as trustee for the benefit of National Mortgage dated February 10, 1981, recorded in the Official Records of Washington County, Oregon, at Fee No. 81005313 (the "First Lien Trust Deed") and securing the payment and performance of a note executed by Borrower and payable to National Mortgage in the amount of $1,350,000 (the "Prior Note").

      5.8 LITIGATION: The Borrower and each Co-Maker and Guarantor shall promptly furnish Lender written notice of any litigation affecting the Borrower, such Co-Makers, Guarantors or the Property.

      5.9 HAZARDOUS MATERIALS: For the purposes of this Commitment, the phrase "Hazardous Materials" shall mean and include any asbestos, oil, hazardous substance, pollutant, contaminant, hazardous waste, hazardous material, dangerous waste, extremely hazardous waste, toxic waste, or air pollution, as any such term or similar term is now or hereafter used, defined or understood in any Federal, state, county, city or other governmental statute, law, code, rule, regulation, ordinance, order or decree which is applicable to the Property and relates to the protection of the environment, animal habitat or the use of land (collectively, "Environmental Laws"). Borrower represents and warrants to Lender that, to the best knowledge and belief of Borrower and based upon due and diligent inquiry by Borrower, (a) there are no Hazardous Materials in, upon or buried beneath the Property nor have any Hazardous Materials been emitted or released from the Property in violation of any Environmental Laws, and (b) there are not now nor have there been any underground storage tanks located on the Property, including any such tanks used for the storage of any Hazardous Materials. In no event shall Borrower bring onto, store upon, use upon, bury beneath, emit or release from, nor allow to be brought onto, stored upon, used upon, buried beneath, emitted or released from the Property, any Hazardous Material in violation of any Environmental Laws, nor install any underground tanks for storage of any of the same. Borrower shall indemnify and hold Lender, its officers, directors and agents, and the Property, harmless from any claim, cost, damage or expense, including attorney fees, monitoring costs, response costs, and penalties, with respect to any breach or alleged breach of any of the warranties and covenants contained herein regarding Hazardous Materials. The warranties and covenants contained herein shall be made a part of all Loan Documents and shall survive the exercise of any remedies by Lender in case of default, including (without limitation) foreclosure or obtaining title to the

April 29, 1996
Page 18

Property in lieu of foreclosure.

      5.10 INSPECTION: Lender, through its officers, agents or employees, shall have the right at all reasonable times:

            5.10.1 To enter upon the Project and inspect the construction work to determine that the same is in conformity with the Plans and Specifications and all of the requirements of the Loan and this Commitment.

            5.10.2 To retain the services of a licensed architect or engineer selected by Lender who shall consult on the adequacy of the Plans, Specifications and working drawings and inspect the construction work for compliance with the approved Plans and with reasonable standards of structural safety. From time to time, Lender may retain the services of other experts and consultants as it may deem appropriate in connection with the supervision and inspection of the Plans, Specifications, working drawings and construction work.

            5.10.3 To examine, subject to the limitations hereinafter set forth, the books, records, accounting data and other documents (and to make extracts therefrom or copies thereof) of Borrower and all contractors and significant subcontractors supplying goods and/or services in connection with the Project. However, the right of inspection set forth herein shall extend only to books, records, accounting data and other documents pertaining to the Project or materials supplied therefor. The books, records and documents shall promptly be made available to Lender upon written demand therefor. All contracts hereafter let by Borrower relating to the Project shall require agreement to the foregoing inspection rights, except where such rights have been waived by Lender in writing.

            5.10.4 All costs and expenses incurred by Lender in the exercise of its rights under this Section 5.10, including the fees of any architect, engineer, or other professional engaged by Lender, shall be paid by Borrower upon receipt of written notification from Lender as to the amount thereof, and Lender shall be entitled to deduct such fees and costs from any Loan disbursement to Borrower or from any undisbursed Loan funds.

            5.10.5 It is expressly understood that Lender is under no duty to inspect such records, to supervise or inspect the work of construction, or Borrower's books, and any such inspections are for the sole purpose of preserving Lender's rights hereunder. Failure to perform any of the foregoing shall not constitute a waiver of any of the rights of Lender. Inspection not followed by a notice of default shall not constitute a waiver of any default then existing; nor shall it constitute a representation that there has been or will be compliance with the Plans and

April 29, 1996
Page 19

Specifications or that the construction is free from defective materials or workmanship. The results of any such inspection conducted by or at the request of Lender shall be the sole property of Lender and shall not be available to Borrower without Lender's approval, which Lender may withhold with or without cause.

      5.11 SCOPE OF AGREEMENT: This Commitment sets forth the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral understandings with respect thereto; provided, however, that all written or oral representations made by Borrower to Lender with respect to the subject matter hereof shall survive the execution of this Commitment. No modification or waiver of any provision of this Commitment shall be effective unless the same shall be in writing and signed by the parties hereto. This Commitment and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Oregon. In the event any portion of this Commitment Letter is held by a court to be invalid or unenforceable as written, then the parties intend and desire that (a) such portion be valid and enforceable to the extent permitted by law, and (b) the balance hereof shall remain fully valid and enforceable.

      5.12 SURVIVAL: All warranties, covenants and conditions contained herein for the benefit of Lender, and Lender's rights with respect to the same, shall survive closing of the Loan and shall not be deemed to have merged into any of the Loan Documents.

      5.13 NO THIRD PARTIES BENEFITED: There are no third party beneficiaries hereof. No third party shall have any claim to any right hereunder or to any proceeds of the Loan.

      5.14 PUBLICITY: At its option, Lender may announce and publicize the making of the Loan. Lender shall be included in general signage on the Project, or, at its own expense, may place display signs on the Project indicating its involvement in Project financing. Borrower shall maintain any display signs as long as this Commitment or the Loan is in effect.

      5.15 CONSTRUCTION INTEREST RESERVES: Interest reserves included in the Construction Loan Budget have been divided into two parts: Construction Interest and Lease-Up Interest.

            Construction Interest: During the construction phase of the Project, monthly interest payments on the Note will be paid directly from the
Construction Interest Budget line item by Lender when due. Should the Construction Interest Budget line item be fully disbursed prior to completion of the construction phase of the Project, then Borrower shall contribute, with

April 29, 1996
Page 20

separate funds of Borrower, the amount of the shortfall. If construction has been completed and funds from this line item remain undisbursed, Borrower may apply those funds to the Lease-Up Interest Line Item or, with Lender's approval, use the excess funds for other Project expenses approved by Lender.

            Lease-Up-Interest: Income and rents generated from the Project shall be applied to the monthly interest payments due on the Note (i.e., the rental income generated by the Project, after all operating expenses have been paid, shall be applied to the monthly interest payments as the payments become due). During the Lease-Up phase of the Project, funds from the Lease-Up Interest Line Item of the Construction Budget will be disbursed to meet monthly interest payments only to the extent that net income from the Project is insufficient to pay such monthly payments. With respect to the Budget Line Item for Lease-Up Interest, no funds may be drawn by Borrower for interest beyond the amount permitted to be drawn through the current month; interest reserves for future months may not be drawn by Borrower to pay current interest. If the interest to be paid on the Loan exceeds the amount budgeted for interest in the Construction Budget, then Borrower shall contribute, from separate funds, the amount of the shortfall.

6.    WARRANTIES AND REPRESENTATIONS OF BORROWER.

            Borrower  makes  the  following   representations,   warranties  and
covenants to and with Lender to induce Lender to enter into this Commitment:

      6.1 No Litigation. There is no litigation, administrative proceeding or dispute pending against Borrower or with respect to the Property, nor, to the best knowledge and belief of Borrower, is any such litigation, administrative proceeding or dispute threatened or contemplated, the adverse determination of which might affect the ability of Borrower to repay the Loan or to complete the Project. There is no condemnation or similar proceeding pending with respect to the Property, or any portion thereof, nor, to the best knowledge and belief of Borrower, is any such proceeding threatened or contemplated.

      6.2 Compliance with Laws. Borrower has examined and is familiar with all laws applicable to the Project. The contemplated Project will, in all respects, conform to and comply with all such laws.

      6.3 Financial Statements. All financial statements, information and other data furnished or to be furnished by Borrower to Lender in connection with this Loan are and shall be, in all respects, (a) true, complete and correct, and (b) prepared in accordance with generally accepted accounting principles. No

April 29, 1996
Page 21

adverse change has occurred since the date of any of said items previously delivered to Lender.

      6.4 Authority. Borrower and each general partner of Borrower, if any, and each other party signatory to the Loan Documents, whether individuals, corporations, partnerships or other entities (the "Parties"), have full power and authority to execute this Commitment and to undertake and consummate the transactions contemplated hereby and by the Loan Documents, and to pay, perform and observe the conditions, covenants, agreements and obligations herein and therein contained. This Commitment has been validly executed by the Parties and constitutes the legal, valid and binding representations, warranties and obligations of the Parties.

      6.5 Use of Proceeds. The proceeds of the Loan shall be used for business or commercial purposes not personal, agricultural or consumer purposes.

      6.6 Indemnity. Borrower shall, at Borrower's expense, protect, defend, indemnify, save and hold the Property, Lender and its officers, directors and agents harmless from and against all claims, demands, losses, expenses, damages, causes of action (whether legal or equitable in nature) asserted by any person or entity arising out of, caused by or relating to (a) any act or omission of Borrower and/or (b) the inaccuracy or alleged inaccuracy of any warranty of Borrower. Borrower shall pay Lender, upon demand, all claims, judgments, damages, losses and expenses (including court costs and reasonable attorneys' fees and expenses) incurred by Lender as a result of any legal or other action arising out of the foregoing.

      6.7 First Lien Trust Deed. At the request of Borrower, Lender has agreed to defer final payment of the Prior Note until after the Closing Date in order for Borrower to avoid paying the prepayment penalty set forth therein. Borrower shall pay and perform all of its obligations under the Prior Note and First Lien Trust Deed as and when due and shall pay in full the entire indebtedness evidenced by the Prior Note on or before September 2, 1996. If Borrower fails to perform its obligations under this Section or defaults in any payments or other obligations due under the Prior Note or the First Lien Trust Deed, then (i) such failure shall constitute an event of default by Borrower under the Loan Documents and Lender, at its option, shall be entitled to exercise any remedy available to it by reason of such default, and (ii) Lender shall have the right to cure such default for the account of Borrower, utilizing Loan funds for such purpose if Lender so elects (including any Loan holdbacks shown in the Construction Loan Budget for this purpose), and any such advance shall be secured by the Loan Documents and constitute an additional obligation of Borrower.

April 29, 1996
Page 22


7. STATUTORY NOTICE. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY US (LENDER) AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY US (LENDER) TO BE ENFORCEABLE.

8.    TERM AND ACCEPTANCE OF THIS COMMITMENT.

            This Commitment is presented to you in duplicate for acceptance in accordance with your application and shall be of no force or effect unless Lender has received a fully executed counterpart hereof and the commitment fee referenced above on or before May 15, 1996.

            Time is of the essence with respect to all time periods set forth herein. All of the terms of this Commitment must be complied with and the Loan closed within two (2) months from the date of acceptance of this Commitment by Lender; otherwise, all obligations of Lender hereunder shall terminate and be of no further force or effect. In the event of such termination, Lender shall retain the commitment fee referenced above.

                              KEY BANK OF OREGON, an Oregon
                               banking corporation



                              By: /s/ Alan D. Hubka
                              Name:  Alan D. Hubka
                              Title:  Vice President

            The  undersigned  have  read  the  foregoing   Commitment  with  all
attachments and agree, acknowledge, and accept the terms and conditions thereof.

Date:  April___, 1996

            Borrower:         GARDEN HOMES ENTERPRISES, INC.


                              By:  /s/ Colin Lamb
                              Name:  Colin Lamb
                              Title:  President

April 29, 1996
Page 23
            Guarantors:       LAMBS, INC.


                              By:  /s/ Colin Lamb
                              Name:  Colin Lamb
                              Title:  Vice President

                              /s/ Genevieve L. Lamb
                              ----------------------------------------
                                 Genevieve Lamb

                              /s/ Colin Lamb
                              ----------------------------------------
                                 Colin Lamb

                              /s/ Gary R. Lamb
                              ----------------------------------------
                                 Gary Lamb


                              GENEVIEVE LAMB REVOCABLE TRUST


                              By: /s/ Genevieve L. Lamb
                              Name:  Genevieve L. Lamb
                              Title:  Trustor


                              UNITED GROCERS INC.


                              By: /s/ Alan C. Jones
                              Name:  Alan C. Jones
                              Title:  President/CEO